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                                                                      EXHIBIT 23


                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this form 10-K, into the Company's previously filed Registration Statements File No. 333-37995.



                                               /s/ ARTHUR ANDERSEN LLP
Birmingham, Alabama
March 29, 2001